Exhibit 99.01

                                                  UNITED STATES BANKRUPTCY COURT
                                                        DISTRICT OF NEVADA

In re: Mid-Power Service Corporation                              Case No.             BK-S-03-10874-RCJ

                                                                  CHAPTER 11
                                                                  MONTHLY OPERATING REPORT
                                                                  (GENERAL BUSINESS CASE)


                                                     SUMMARY OF FINANCIAL STATUS

       MONTH ENDED:         Mar-03                             PETITION DATE:             01/24/03
1.     Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
       Dollars reported in   $1

2.     Asset and Liability Structure                            End of Current Month   End of Prior Month      As of Petition Filing
       a.  Current Assets                                                $47,925             N/A
       b.  Total Assets                                              $35,035,982             N/A                       $47,925,781
       c.  Current Liabilities                                          $362,884             N/A                         13,052.92
       d.  Total Liabilities                                         $16,408,388             N/A                       $24,545,123

                                                                                                                        Cumulative
3.     Statement of Cash Receipts & Disbursements for Month      Current Month           Prior Month                  (Case to Date)

       a.  Total Receipts                                                $96,099             N/A                          $189,238
       b.  Total Disbursements                                           $95,682             N/A                          $206,428
       c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)       $417             N/A                          ($17,190)
       d.  Cash Balance Beginning of Month                                $4,356             N/A                           $21,963
       e.  Cash Balance End of Month (c + d)                              $4,773             N/A                            $4,773

                                                                                                                        Cumulative
                                                                 Current Month           Prior Month                  (Case to Date)

4.     Profit/(Loss) from the Statement of Operations                  ($128,536)            N/A                         ($362,867)
5.     Account Receivables (Pre and Post Petition)                            $0             N/A
6.     Post-Petition Liabilities                                        $362,884             N/A
7.     Past Due Post-Petition Account Payables (over 30 days)                 $0             N/A

At the end of this reporting month:                                                                         Yes             No

8.     Have any payments been made on pre-petition debt, other than payments in the normal                                   X
       course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9.     Have any payments been made to professionals?  (if yes, attach listing including date of              X
       payment, amount of payment and name of payee)
10.    If the answer is yes to 8 or 9, were all such payments approved by the court?                         X
11.    Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                                 X
       attach listing including date of payment, amount and reason for payment, and name of payee)
12.    Is the estate insured for replacement cost of assets and for general liability?                       X
13.    Are a plan and disclosure statement on file?                                                                          X
14.    Was there any post-petition borrowing during this reporting period?                                   X


15.    Check if paid: Post-petition taxes; [X]         U.S. Trustee Quarterly Fees [ ] Check if filing is current for: Post-petition
       tax reporting and tax returns:      [X].

       (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Total assets include a $30.6 million invested in Mid-Power Resource Corporation.

*  The March monthly operating reports reflect the decision to impair the value of the Clear Creek property.  Since these reports were prepared as of 3/31/03, they do not reflect the results of the settlement agreement reached with Edward Mike Davis, which was approved by the Bankruptcy Court on April 9, 2003. For a discussion of the full effects of the settlement agreement, see Mid-Power's current event report on Form 8-K filed April 21, 2003.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 05-01-03                                                   /s/  James W. Scott
                                                               --------------------------------------------------------------------
                                                               Responsible Individual

                                                     STATEMENT OF OPERATIONS
                                                     (General Business Case)
                                 For the Period January 24 (bankruptcy filing) - March 31, 2003


                     Current Month
----------------------------------------------------------
      Actual          Forecast     Variance                                                              Cumulative       Next Month
                                                                                                         (Case to Date)     Forecast
                                                       Revenues:
         $0               -           $0             1   Gross Sales                                             -               -
          -               -            -             2   less: Sales Returns & Allowances                        -               -
          -               -            -             3   Net Sales                                               -               -
          -                            -             4   less: Cost of Goods Sold     (Schedule 'B')             -
          -               -            -             5   Gross Profit                                            -               -
      2,692               -        2,692             6   Interest                                            2,698               -
          -               -            -             7   Other Income:                                           -               -
          -               -            -             8                                                           -               -
          -               -            -             9                                                           -               -
      2,692               -        2,692            10       Total Revenues                                  2,698               -
                                                       Expenses:

          -               -            -            11   Compensation to Owner(s)/Officer(s)                     -               -
     17,383          17,383            -      0%    12   Salaries                                           37,435          17,383
          -               -            -      0%    13   Commissions                                             -               -
      8,731          11,320        2,589     23%    14   Contract Labor                                     35,733          11,320
        310             310           (0)     0%    15   Rent/Lease:                                           621             310
                                                             Personal Property

      2,788           3,338          550     16%    16       Real Property                                   6,366           2,802
      2,685           2,758           73      3%    17   Insurance                                           4,996           2,043
          -               -            -      0%    18   Management Fees                                         -               -
        318               -         (318)     0%    19   Depreciation                                          318               -
      1,863           1,866            3      0%    20   Taxes:                                              3,729           1,616
                                                             Employer Payroll Taxes

          -               -            -      0%    21       Real Property Taxes                                 -               -
         25               -          (25)     0%    22       Other Taxes                                        25              75
          -               -            -      0%    23   Other Selling                                           -               -
      1,996           5,272        3,276     62%    24   Other Administrative                               10,669           5,272
      1,260               -       (1,260)     0%    25   Interest                                            1,260               -
                                       -      0%    26   Other Expenses:

      1,200           1,200            -      0%    27 Patent License Fees                                   2,400           1,800
     58,829          59,000          171      0%    28 Product Development                                 134,917          30,000
     10,450           7,950       (2,500)   -31%    29 Auditors                                             10,785          10,000
          -           3,294        3,294    100%    30 Travel                                                6,128           3,294
        416             800          384     48%    31 U.S. Stock Transfer Group                             1,335             800
      1,833           1,836            3      0%    32 SEC attorney                                         14,501               -
                                       -      0%    33
                                       -      0%    34

    110,087         116,327        6,240            35       Total Expenses                                271,218          86,715
   (107,395)       (116,327)       8,932            36 Subtotal                                           (268,520)        (86,715)
    (19,891)        (80,000)     (60,109)           37 Reorganization Items:                               (93,097)        (80,000)
                                                         Professional Fees

                                       -            38   Provisions for Rejected Executory Contracts
                                       -            39   Interest Earned on Accumulated Cash from
                                                         Resulting Chp 11 Case
                                       -            40   Gain or (Loss) from Sale of Equipment
     (1,250)         (1,500)        (250)           41   U.S. Trustee Quarterly Fees                        (1,250)              -
                                       -            42
    (21,141)        (81,500)      60,359            43        Total Reorganization Items                   (94,347)        (80,000)
   (128,536)       (197,827)      69,291            44  Net Profit (Loss) Before Federal & State Taxes    (362,867)       (166,715)
                                       -            45  Federal & State Income Taxes
  ($128,536)      ($197,827)     $69,291            46 Net Profit (Loss)                                 ($362,867)      ($166,715)


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):


                          MID-POWER SERVICE CORPORATION
                                BK-S-03-10874-RCJ
                       For the Month Ended March 31, 2003


STATEMENT OF OPERATIONS - VARIANCE EXPLANATIONS

Line 12 - Contract Labor
Less hours billed by contract accountant during month.

Line 24 - Other Administration
Amounts fluctuate on a monthly basis. Less phone, postage and office expense during current month.

                                                          BALANCE SHEET
                                                     (General Business Case)
                                                  For the Month Ended 03/31/03

     Assets
                                                                                 From Schedules                 Market Value
          Current Assets
  1            Cash and cash equivalents - unrestricted                                                                $4,772
  2            Cash and cash equivalents - restricted                                                                      $0
  3            Accounts receivable (net)                                                A                                  $0
  4            Inventory                                                                B                                  $0
  5            Prepaid expenses                                                                                        $8,153
  6            Professional retainers                                                                                 $35,000
  7            Other:                                                                                                      $0
  8
  9                    Total Current Assets                                                                           $47,925
          Property and Equipment (Market Value)
 10            Real property                                                            C                                  $0
 11            Machinery and equipment                                                  D                          $1,032,628
 12            Furniture and fixtures                                                   D                                  $0
 13            Office equipment                                                         D                              $5,650
 14            Leasehold improvements                                                   D                                  $0
 15            Vehicles                                                                 D                                  $0
 16            Other:                                                                   D                                  $0
 17                                                                                     D
 18                                                                                     D
 19                                                                                     D
 20                                                                                     D
 21                    Total Property and Equipment                                                                $1,038,278
          Other Assets
 22            Loans to shareholders                                                                                       $0
 23            Loans to affiliates                                                                                 $3,257,765
 24            Loans to unrelated parties, net of $328,575 allowance                                                  $77,725
 25            Investment in Mid-Power Resource Corp.                              Footnote 1                     $30,614,289
 26
 27
 28                    Total Other Assets                                                                         $33,949,779
 29                    Total Assets                                                                               $35,035,982

          NOTE:

See footnotes following this balance sheet.



                                                         Liabilities and Equity
                                                         (General Business Case)

     Liabilities From Schedules
          Post-Petition
               Current Liabilities
 30                    Salaries and wages                                                                                  $0
 31                    Payroll taxes                                                                                   $5,974
 32                    Real and personal property taxes                                                                    $0
 33                    Income taxes                                                                                        $0
 34                    Sales taxes                                                                                         $0
 35                    Notes payable (short term)                                                                          $0
 36                    Accounts payable (trade)                                         A                              $5,437
 37                    Real property lease arrearage                                                                       $0
 38                    Personal property lease arrearage                                                                   $0
 39                    Accrued professional fees (accrued but not yet approved by Trustee)                           $110,392
 40                    Current portion of long-term post-petition debt (due within 12 months)                        $187,132
 41                    Other:      Accrued ordinary course expenses                                                   $51,439
 42                    Interest expense - DIP loan                                                                     $1,260
 43                    Accrued trustee fees                                                                            $1,250
 44                    Total Current Liabilities                                                                     $362,884

 45            Long-Term Post-Petition Debt
 46                    Total Post-Petition Liabilities                                                               $362,884
          Pre-Petition Liabilities (allowed amount)
 47                    Secured claims                                                   F                                  $0
 48                    Priority unsecured claims                                        F                                  $0
 49                    General unsecured claims                                         F                         $16,045,504
 50                    Total Pre-Petition Liabilities                                                             $16,045,504
 51                    Total Liabilities                                                                          $16,408,388
     Equity (Deficit)
 52            Retained Earnings/(Deficit) at time of filing                                                      ($5,519,415)
 53            Capital Stock, $.001 Par Value, 100,000,000 shares authorized, 27,972,276
                  issued and outstanding                                                                              $27,972
 54            Additional paid-in capital                                                                         $28,872,101
 55            Cumulative profit/(loss) since filing of case                                                        ($362,867)
 56            Post-petition contributions/(distributions) or (draws)
 57
 58            Market value adjustment                                           Footnotes 1 & 2                  ($4,390,196)
 59                    Total Equity (Deficit)                                                                     $18,627,594
 60  Total Liabilities and Equity (Deficit)                                                                       $35,035,982

                          Mid-Power Service Corporation
                                BK-S 03-10874-RCJ
                         Footnotes to the Balance Sheet
                              As Of March 31, 2003
Footnote 1

The valuation of Mid-Power Service's wholly-owned investment, Mid-Power Resource Corporation, has been adjusted to reflect Mid-Power Resource's equity balance on March 31, 2003. This valuation reflects the $11.4 million impairment Mid-Power Resource recorded on its Clear Creek Property during the current period. The application of generally accepted accounting procedures might provide different results.

Footnote 2

The market value adjustment also reflects the removal of a GAAP-calculated $8.5 million deferred tax liability included in the February monthly operating report, but which does not reflect an existing claim by the IRS.

                                                       SCHEDULES TO THE BALANCE SHEET
                                                          (General Business Case)

                                                                 Schedule A

                                                   Accounts Receivable and (Net) Payable


Receivables and Payables Agings                                 Accounts Receivable      Accounts Payable         Past Due
                                                              [Pre and Post Petition]     [Post Petition]    Post Petition Debt
     0 -30 Days                                                                    $0            5,436.81
     31-60 Days
     61-90 Days                                                                                                               $0
     91+ Days
     Total accounts receivable/payable                                             $0              $5,437
     Allowance for doubtful accounts
     Accounts receivable (net)                                                     $0



                                                                 Schedule B

                                                        Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                                       Cost of Goods Sold
                                                Inventory(ies)
                                                  Balance at
                                                 End of Month            Inventory Beginning of Month
                                                                         Add -
     Retail/Restaurants -                                                  Net purchase
       Product for resale                                                  Direct labor
                                                                           Manufacturing overhead
     Distribution -                                                        Freight in
       Products for resale                                                 Other:
     Manufacturer -
       Raw Materials
       Work-in-progress                                                  Less -
       Finished goods                                                      Inventory End of Month
                                                                           Shrinkage
     Other - Explain                                                       Personal Use
                                                                         Cost of Goods Sold                                   $0

         TOTAL                                                   $0


     Method of Inventory Control                                         Inventory Valuation Methods
     Do you have a functioning perpetual inventory system?               Indicate by a checkmark method of inventory used.
                Yes  [ ]         No [ ]

     How often do you take a complete physical inventory?                Valuation methods -
                                                                             FIFO cost
       Weekly                                                                LIFO cost
       Monthly                                                               Lower of cost or market
       Quarterly                                                             Retail method
       Semi-annually                                                         Other
       Annually                                                                Explain
Date of last physical inventory was ______________________________
Date of next physical inventory is _______________________________

                                                  Schedule C
                                                 Real Property
Description                                                                          Cost                  Market Value


       Total                                                                                   $0                          $0

                          Schedule D
                   Other Depreciable Assets
Description                                                                          Cost                  Market Value
Machinery & Equipment -
       Two WPI generator sets                                                            $132,628                    $132,628
       Two GG4A-7 Non-Flight Pratt and Whitney turbine engines                           $900,000                    $900,000

       Total                                                                           $1,032,628                  $1,032,628

Furniture & Fixtures -


       Total                                                                                   $0                          $0

Office Equipment -
       Computers, furniture, etc.                                                          $5,650                      $5,650

       Total                                                                               $5,650                      $5,650

Leasehold Improvements -


       Total                                                                                   $0                          $0

Vehicles -


       Total                                                                                   $0                          $0

                                                            Schedule E
                                                   Aging of Post-Petition Taxes
                                            (As of End of the Current Reporting Period)


Taxes Payable                                    0-30 Days         31-60 Days        61-90 Days       91+ Days           Total
Federal
       Income Tax Withholding                           $3,215                                                               $3,215
       FICA - Employee                                  $1,330                                                               $1,330
       FICA - Employer                                  $1,330                                                               $1,330
       Unemployment (FUTA)                                 $99                                                                  $99
       Income                                               $0                                                                   $0
       Other (Attach List)                                  $0                                                                   $0
Total Federal Taxes                                     $5,974                $0                $0             $0            $5,974
State and Local
       Income Tax Withholding                               $0                                                                   $0
       Unemployment (UT)                                    $0                                                                   $0
       Disability Insurance (DI)                            $0                                                                   $0
       Empl. Training Tax (ETT)                             $0                                                                   $0
       Sales                                                $0                                                                   $0
       Excise                                               $0                                                                   $0
       Real property                                        $0                                                                   $0
       Personal property                                    $0                                                                   $0
       Income                                               $0                                                                   $0
       Other (Attach List)                                  $0                                                                   $0
Total State & Local Taxes                                   $0                $0                $0             $0                $0
Total Taxes                                             $5,974                $0                $0             $0            $5,974



                                                            Schedule F
                                                     Pre-Petition Liabilities


List Total Claims For Each Classification -                                           Claimed                  Allowed
                                                                                       Amount                 Amount (b)
       Secured claims  (a)
       Priority claims other than taxes
       Priority tax claims
       General unsecured claims                                                                               $16,045,504

       (a)     List total amount of claims even it under secured.
       (b)     Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed
               Amount and $3,000,000 as the Allowed Amount.


                                                            Schedule G
                                                    Rental Income Information
                                            Not applicable to General Business Cases



                                                           Schedule H
                                          Recapitulation of Funds Held at End of Month


                                                 Account 1         Account 2         Account 3       Account 4
Bank                                          Wells Fargo
Account Type                                  Checking
Account No.
Account Purpose                               Operating
Balance, End of Month                                   $4,773
Total Funds on Hand for all Accounts                    $4,773



Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

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
                                          STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                        Increase/(Decrease) in Cash and Cash Equivalents
                                                  For the Month Ended 03/31/03


                                                                                           Actual                 Cumulative
                                                                                       Current Month            (Case to Date)
     Cash Receipts
 1          Rent/Leases Collected                                                                 $0                        $0
2          Cash Received from Sales                                                               $0                        $0
3          Interest Received                                                                      $0                        $6
4          Borrowings                                                                        $96,099                  $187,132
5          Funds from Shareholders, Partners, or Other Insiders                                   $0                        $0
6          Capital Contributions                                                                  $0                        $0
7          Collection of accounts receivable                                                      $0                    $2,100
8                                                                                                                           $0
9                                                                                                                           $0
10                                                                                                                          $0
11                                                                                                                          $0

12               Total Cash Receipts                                                         $96,099                  $189,238

     Cash Disbursements
13         Payments for Inventory                                                                                            0
14         Selling                                                                                                          $0
15         Administrative                                                                     $6,784                   $24,285
16         Capital Expenditures                                                                                             $0
17         Principal Payments on Debt                                                                                       $0
18         Interest Paid                                                                                                    $0
           Rent/Lease:                                                                                                       0
19               Personal Property                                                              $310                      $620
20               Real Property                                                                $2,788                    $9,154
           Amount Paid to Owner(s)/Officer(s)                                                                                0
21               Salaries                                                                                                   $0
22               Draws                                                                                                      $0
23               Commissions/Royalties                                                                                      $0
24               Expense Reimbursements                                                                                     $0
25               Other                                                                                                      $0

26         Salaries/Commissions (less employee withholding)                                  $12,839                   $30,791
27         Management Fees                                                                                                  $0
28               Employee Withholding                                                         $6,377                    $7,441
29               Employer Payroll Taxes                                                       $1,330                    $2,505
30               Real Property Taxes                                                              $0                        $0
31               Other Taxes                                                                     $25                       $25
32         Other Cash Outflows:
33               Ordinary Course Professionals                                              5,415.71                  8,865.71
34               Contract Labor                                                             9,906.88                 31,607.88
35               Product Development                                                         $48,707                   $83,214
36               Patent License Fees                                                          $1,200                    $2,400
37               Advance to Mid-Power Resources                                                                          5,520
38               Total Cash Disbursements:                                                   $95,682                  $206,428
39   Net Increase (Decrease) in Cash                                                            $417                  ($17,190)
40   Cash Balance, Beginning of Period                                                        $4,356                   $21,963
41   Cash Balance, End of Period                                                              $4,773                    $4,773

                          MID-POWER SERVICE CORPORATION
                    LISTING OF PAYMENTS MADE TO PROFESSIONALS
                       FOR THE MONTH ENDED MARCH 31, 2003


         Date                    Amount             Payee

       3/5/2003                   2,007         Robert Half
       3/12/2003                  5,000         Tanner + Co
       3/13/2003                  3,293         Robert Half
       3/13/2003                 17,787         Don Carroll **
       3/20/2003                  2,406         Robert Half
       3/31/2003                  2,200         Robert Half
       3/31/2003                    416         U.S. Stock Transfer Group



 * Categorized as Contract Labor in Statement of Receipts and Disbursements **Categorized as Product Development in Statement of Receipts and Disbursements